UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21031

ACP Strategic Opportunities Fund II, LLC
(Exact name of registrant as specified in charter)

150 N. Radnor Chester Rd., Suite C-220 Radnor, PA 19087
(Address of principal executive offices) (Zip code)

Gary E. Shugrue Ascendant Capital Partners LP 150 N. Radnor Chester Rd., Suite C-220 Radnor, PA 19087
(Name and address of agent for service)

Registrant's telephone number, including area code:	(610) 688-4180

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ACP Strategic Opportunities Fund II, LLC

2010 Semi-Annual Review

Monthly Performance Summary*

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sept	Oct	Nov	Dec	YTD %
2010	-0.92	0.64	1.59	1.17	-1.47	-1.35							-0.38%
2009	0.78	0.45	0.27	1.39	2.79	0.86	0.86	0.26	1.02	-0.45	1.28	0.84	10.82%
2008	-3.52	1.29	-1.25	1.51	2.18	-0.43	-1.51	0.49	-4.07	-2.96	-1.93	0.35	-9.62%
2007	1.16	0.13	0.73	1.20	2.01	0.15	0.31	0.57	2.46	2.73	-0.81	0.98	12.32%
2006	1.70	0.11	1.83	1.58	-0.56	-0.29	-0.55	0.80	0.21	0.96	1.56	0.35	8.02%
2005	-1.15	1.24	-0.69	-1.62	1.32	1.64	2.57	0.62	0.74	-1.07	1.56	1.02	6.23%
2004	0.76	1.27	0.27	-0.73	-0.12	0.57	-0.84	0.08	1.74	0.56	1.75	1.54	7.05%
2003	-0.65	-0.07	-0.02	2.20	3.73	1.17	1.31	1.39	-0.53	2.11	1.33	1.42	14.16%

	Q2 2010	YTD	12 Month	3 Year^	5 Year^	Cumulative to date**	Standard Deviation**^	Sharpe Ratio**^	Beta**
ACP Strategic Opportunities**	-1.66%	-0.38%	3.46%	2.00%	4.97%	46.2%	4.81%	0.78	------
S&P 500	-11.43%	-6.65%	14.43%	-9.81%	-0.79%	5.70%	15.90%	0.06	0.20
Russell 2000	-9.92%	-1.95%	21.48%	-8.60%	0.37%	34.0%	20.75%	0.23	0.17
HFRX Equity Hedge¹	-3.74%	-3.42%	3.11%	-7.77%	-0.63%	12.8%	7.61%	0.10	0.51

*Performance numbers are net of fees and shown for the ACP Strategic Opportunities Fund II, LLC
^Annualized
**ACP Strategy inception 4/2002

Strategy Objective

The ACP Strategic Opportunities Fund II, LLC seeks capital appreciation through investments in long/short equity hedge funds. The main objective is to generate long-term returns similar to those of equity markets but with significantly less volatility. In general, the Fund will maintain a net positive exposure to equity markets. Exposures will vary based on underlying manager objectives and to a lesser degree, tactical portfolio decisions made by Ascendant. The Fund seeks to generate returns that are not highly correlated with traditional stock investments, thereby providing investors with an opportunity for improved diversification of their overall portfolios.

Performance Review

During the second quarter of 2010, the Strategic Opportunities Fund II, LLC declined 1.66% net of fees. This compares to losses in the S&P 500 and Russell 2000 of -11.43% and -9.92% respectively. Year to date the Fund has declined -0.38% net of fees compared to losses in the S&P and Russell respectively of -6.65% and -1.95%. Since inception, the Strategic Opportunities Fund II’s cumulative return has been 46.20% compared to respective gains in the S&P 500 and Russell 2000 of 5.70% and 34.00%. Importantly, the Fund’s volatility (as expressed by standard deviation) has been less than one-third that of the major equity indices over this period.

During the quarter our underlying manager returns ranged from -10.93% to +3.91%.  Year-to-date our best performing manager is up 10.74%, while our worst is down 5.38%. The strategy’s gross exposure has remained around 120% while the net exposure has stayed fairly low at around 20%. Correlations among individual equities were very high during the quarter which is not the best environment for our strategy. Correlations are usually high in markets where macro factors (e.g. Greece, sovereign debt defaults, oil spills, flash crash, recession) are the

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

primary driver behind equity prices. Given that our managers spend the majority of their time analyzing and evaluating individual company fundamentals, not macro factors, we do not expect to do well in markets like these. We do however, expect our risk controls to preserve capital in such markets with the understanding that eventually individual company fundamentals drive stock prices.

We added a large capitalization value manager to our portfolio on July 1, 2010 and will be adding a healthcare manager at the beginning of August. Healthcare is an area where we felt we were under represented but now we will have two talented managers focusing on this industry. We made no underlying manager redemptions in the 2nd quarter 2010 and as of August 1 we will have seventeen managers in the strategy.

Outlook

We continue to expect the equity markets to remain range-bound for the foreseeable future. The headwinds created by the deleveraging process going on within the American and European economies are not going away soon. While we cannot make the case that a broad based rally in equities is likely we do not believe that a major decline is imminent either. Valuations are reasonable and there are a few bright spots in the economy. The decline in the markets during the second quarter was mostly driven by a lowering of expectations for future growth, not a lack of growth. As we continually speak with our managers we hear about exciting opportunities in areas such as emerging markets, beneficiaries of the technology replacement cycle and recapitalized banks.

Within such an environment, stock selection will be critical. Identifying the winners and losers during the choppy environment we foresee will be the key to earning acceptable returns.

Regulatory Update

The most recent Dodd-Frank Wall Street reform bill looks, for now, like it will have little direct effect on our business or that of our underlying managers. The requirement that hedge fund managers will be required to register with the SEC is the biggest change. Many of our managers are already registered and it has little effect on their investment strategies.

If you have any questions or would like to discuss some of the thoughts in this letter, please contact us.  We welcome your calls and remain committed to being as transparent as possible with regard to how we manage your money.  Thank you for this opportunity to be of service.

All the best,

Gary E. Shugrue
President and Chief Investment Officer
Ascendant Capital Partners, LP

Performance shown for the previously mentioned ACP Strategic Opportunities Fund II, LLC is net of all expenses charged to shareholders.  Performance numbers for the indices shown do not reflect the deduction of fees; it is not possible to invest in any particular index.  Information regarding the Fund set forth herein, including discussions regarding performance and Ascendant’s investment strategies, are qualified by reference to the Private Placement Memorandum.  The memorandum contains important information about fees and expenses, as well as risks associated with an investment in the strategy.  Please read it carefully before you invest or send money.  This Fund may not be suitable for all investors.  Past performance is no guarantee of future results and investors may suffer losses in connection with an investment in the Fund.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

The ACP Strategic Opportunities Fund II, LLC is available only to investors who are “accredited investors” under Regulation D promulgated by the SEC under the Securities Act of 1933.  Each investor must also have a net worth of $1.5 million or more, subject to certain exceptions.  Each investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of this investment and must be able to bear the economic risks of this investment.

The indices illustrated herein are unmanaged indices.  You cannot invest in an index.  Index returns do not reflect the impact of any management fees, transaction costs or expenses.  The index information seen here is for illustrative purposes only, and is not reflective of the performance of Ascendant Capital Partner Funds. The S&P 500 Index is an unmanaged index composed of U.S. Large Cap Stocks with a market capitalization of $3 billion or more.  The Russell 2000 Index is composed of U.S. Small Cap Stocks.  The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000 includes the smallest 2000 securities in the Russell 3000. ¹Refers to the HFRX Equity Hedge Index. This index is comprised of all L/S equity hedge funds. The HFRX Indices are a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.

Standard Deviation measures the dispersal or uncertainty in a random variable (in this case, monthly investment returns).  It measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk. Sharpe Ratio is a return/risk measure.  Return (numerator) is defined as the incremental average return of an investment over the risk free rate.  Risk (denominator) is defined as the standard deviation of the investment returns.  Beta is the slope of the regression line. Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify).  It describes the sensitivity of the investment to broad market movements.  For example, in equities, the stock market (the independent variable) is assigned a beta of 1.0.  An investment which has a beta of .5 will tend to participate in broad market moves, but only half as much as the market overall.

Risk Factors
•	Hedge funds generally offer less liquidity than other investment securities, and are generally not subject to regulation under the U.S. federal securities laws.
•	Hedge funds are often dependent for their success upon the efforts of one or a relatively few number of individuals.
•	Hedge funds typically offer only periodic redemptions, and there is generally no secondary market for investors to access for liquidity purposes.

Funds that invest in hedge funds, such as those managed by Ascendant, present additional considerations for investors:
•	These funds are dependent upon the ability of their advisers to select and hold individual hedge funds.
•	Investors in these funds cannot readily sell or dispose of their interests in the secondary market, and may look only to the funds for periodic (and, possibly, limited) liquidity.
•	The fund of funds structure adds additional fees and expenses, which can materially impact an investor’s returns.

150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087	610-688-4180	www.acpfunds.com

FOR ACCREDITED INVESTORS ONLY – NOT FOR PUBLIC DISTRIBUTION

ACP Strategic Opportunities
Fund II, LLC

Financial Statements
For the Period Ended June 30, 2010
(unaudited)

ACP Strategic Opportunities Fund II, LLC

For the period ended June 30, 2010

ACP Strategic Opportunities Fund II, LLC

Schedule of Investments - June 30, 2010 (unaudited)

	Percentage of	Fair
Investments	Members' Capital	Value
Underlying Funds

Long/Short Equity #^

Consumer
Tiedemann/Falconer Partners, L.P. (cost $2,000,000)	6.1%	$2,564,351

Emerging Markets
Prince Street Fund LP (cost $1,000,000)	2.4%	1,002,993

Energy/Utility
Harpswell Capital Partners, L.P. (cost $3,000,000)	7.4%	3,101,936

Event Driven
Cooper Creek Partners LLC (cost $1,000,000)	2.4%	1,018,692

Financial Services
Castine Partners, L.P. (cost $2,000,000)	7.7%	3,222,980

Healthcare
CCI Healthcare Partners, L.P. (cost $2,000,000)	4.6%	1,928,914

Industrial/Energy
Sonterra Capital Partners, LP (cost $1,500,000)	3.6%	1,495,865

Large/Mid Cap Growth
JetStream Global Institutional Fund, L.P. (cost $1,500,000)	9.7%	4,081,497

Quantitative
Lightbox Partners LP (cost $3,000,000)	7.2%	3,033,361

Small Cap Growth
Akahi Fund, L.P. (cost $3,000,000)	8.3%	3,473,821
Bluefin Investors, L.P. (cost $3,000,000)	9.2%	3,876,556
Tessera QP Fund, L.P. (cost $2,000,000)	4.7%	1,965,209
	22.2%	9,315,586

Small/Mid Cap Value
Rivanna Partners, L.P. (cost $2,500,000)	7.5%	3,144,287

Technology
Brightfield Partners, L.P. (cost $2,190,000)	7.8%	3,253,762
STG Capital Partners (QP), L.P. (cost $2,500,000)	6.6%	2,777,064
	14.4%	6,030,826

Total Long/Short Equity (cost $32,190,000)	95.2%	39,941,288

Money Market:

Federated Treasury Obligations Fund (cost $3,383,300)	8.1%	3,383,300

Total Money Market (cost $3,383,300)	8.1%	3,383,300

Total Investments in Underlying Funds (cost $35,573,300)*	103.3%	$43,324,588

Other Assets and Liabilities	(3.3)%	(1,383,267)
Members' Capital	100.0%	$41,941,321

# - Non-income producing securities
^ - Securities in private placement transactions and as such are restricted as to resale.  Total cost and fair value of restricted securities as of June 30, 2010 was $32,190,000 and $39,941,288 respectively.

* - Cost for Federal income tax purposes approximates the amount for financial statement purposes. Net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$7,861,300
Gross Unrealized Depreciation	(110,012)
Net Unrealized Appreciation	$7,751,288

All investments other than cash investments, which represent approximately 8.1% of the portfolio, should be considered illiquid investments.  In this regard, all Underlying Funds should be considered illiquid investments.  These investments represent approximately 95.2% of the ACP Strategic Opportunities Fund II, LLC.  The liquidity provisions of each Underlying Fund are described in the notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Assets, Liabilities and Members' Capital
June 30, 2010 (unaudited)

Assets:
Investments in underlying funds, at fair value	$43,324,588
(cost, $35,573,300)
Cash	1,475,000
Receivables:
Redemption from underlying fund	97,564
Receivable from Investment Manager	55,334
Due from affiliates	2,400
Dividends	34
Other assets	3,050
Total assets	44,957,970
Liabilities:
Contributions received in advance	1,560,000
Withdrawals payable	1,331,642
Accrued expenses:
Investment management fees	36,555
Professional fees	65,378
Accounting and administration fees	7,983
Board of Directors' and officer's fees	2,875
Custody fees	1,180
Other accrued expenses	11,036
Total liabilities	3,016,649
Members' capital	$41,941,321

Members' capital
Represented by:
Capital contributions (net)	$34,410,914
Accumulated net investment loss	(3,573,073)
Accumulated net realized gain on investments	3,352,192
Net unrealized appreciation on investments	7,751,288

Members' capital	$41,941,321

Units Outstanding (100,000,000 units authorized)	2,866,142

Net Asset Value per Unit (offering and redemption price per unit)	$14.63

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Operations
Period Ended June 30, 2010 (unaudited)

Investment Income
Dividends	$251
Total investment income	251
Expenses
Investment management fees	291,805
Professional fees	72,913
Accounting and administration fees	33,508
Board of Directors' and officer's fees	30,375
Insurance expense	9,700
Custody fees	2,944
Other expenses	55,193
Total expenses	496,438
Net investment loss	(496,187)
Realized and unrealized gains (losses) from investments
Net realized losses from investments in underlying funds	(35,378)
Net increase in unrealized appreciation on investments in underlying funds	289,928
Net realized and unrealized gains (losses) from investments	254,550
Net decrease in members' capital resulting from operations	$(241,637)

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Changes in Members' Capital

	For the Period Ended (unaudited) June 30, 2010	For the Year Ended December 31, 2009
Members' capital - beginning	$37,113,344	$35,621,671
Capital contributions	12,802,000	8,790,595
Capital withdrawals	(7,732,386)	(11,234,230)
Net investment loss	(496,187)	(736,737)
Net realized losses from investments in underlying funds	(35,378)	1,636,789
Net increase in unrealized appreciation on investments in underlying funds	289,928	3,035,256
Members' capital - end	$41,941,321	$37,113,344

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Statement of Cash Flows
Period Ended June 30, 2010 (unaudited)

Cash flows from operating activities:
Net decrease in members' capital resulting from operations	$(241,637)
Adjustments to reconcile net decrease in members' capital resulting from operations to net cash provided by operating activities:
Net realized losses from investments in underlying funds	35,378
Net increase in unrealized appreciation on investments in underlying funds	(289,928)
Cost of investments in underlying funds purchased	(11,000,000)
Proceeds from redemptions of investments in underlying funds	2,964,622
Net sale of money market fund	1,168,366
Investments funded in advance	5,000,000
Redemption from underlying fund	4,880,369
Due from affiliates	19,350
Dividends	41
Other assets	11,956
Investment management fees	36,555
Professional fees	9,816
Accounting and administration fees	(2,420)
Board of Directors' and officer's fees	2,875
Custody fees	177
Other accrued expenses	11,036
Net cash provided by operating activities	2,606,556
Cash flows from financing activities:
Capital contributions received (net of change in contributions received in advance)	11,742,000
Capital withdrawals paid (net of change in withdrawals payable)	(12,873,556)
Net cash used in financing activities	(1,131,556)

Net change in cash	1,475,000

Cash at beginning of period	-

Cash at end of period	$1,475,000

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Financial Highlights

	For the Period
	January 1,
	2010 through		For the Year Ended December 31,
	June 30, 2010 (c)		2009		2008		2007		2006
NET ASSET VALUE, Beginning of Year	$14.71		$13.27		$14.68		$13.07		$12.10

INVESTMENT OPERATIONS
Net investment loss	(0.18	)(a)	(0.27	)(a)	(0.31	)(a)	(0.25	)(a)	(0.16	)(a)
Net realized and unrealized gain (loss) from investments in Underlying Funds	0.10		1.71		(1.10)		1.86		1.13
Total from investment operations	(0.08)		1.44		(1.41)		1.61		0.97

NET ASSET VALUE, End of Year	$14.63		$14.71		$13.27		$14.68		$13.07

TOTAL RETURN	(0.50)%		10.85%		(9.60)%		12.32%		8.02%

RATIOS / SUPPLEMENTAL DATA
Members' Capital at end of reporting period (000's omitted)	$41,941		$37,113		$35,622		$37,450		$27,130

Ratios to Average Net Assets:
Net investment loss	(2.37	)%(b)	(1.94)%		(2.19)%		(1.83)%		(1.26)%
Expenses, net of reimbursements/waiver of fees	2.43	%(b)	1.95%		2.29%		2.17%		1.67%
Expenses, excluding reimbursements/waiver of fees	2.43	%(b)	1.95%		2.29%		2.38%		2.98%

PORTFOLIO TURNOVER RATE	8%		16%		19%		12%		11%

(a) Calculated using average shares outstanding during the year.
(b) Annualized for periods less than one year year.
(c) Unaudited

The accompanying notes are an integral part of these financial statements.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

1.	Organization and Investment Objective

ACP Strategic Opportunities Fund II, LLC (the “Master Fund”) is a Delaware limited liability company that is a non-diversified, closed-end management investment company with a continuous offering period, registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Its units of beneficial interest (“Units”) are not registered under the Securities Act of 1933, as amended. The Master Fund’s investment objective is to achieve an absolute return in excess of the long-term return of the U.S. equity market. It attempts to achieve this objective through the allocation of its assets among a select group of non-registered investment funds (the “Underlying Funds”). The Investment Manager (as defined below) invests the Master Fund’s assets in Underlying Funds whose investment style is primarily opportunistic and that are believed to be able to generate above average returns while maintaining strict risk controls in order to keep losses to a minimum.

Ascendant Capital Partners, LP, a Delaware limited partnership, serves as the investment manager (“Investment Manager”) to the Master Fund. The Master Fund has entered into an investment management agreement with the Investment Manager (“Investment Management Agreement”), pursuant to which the Investment Manager is responsible for formulating a continuing investment program for the Master Fund. The Investment Manager is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Responsibility for the overall management and supervision of the operations of the Master Fund is vested in the individuals who serve as the Board of Directors of the Master Fund (the “Board”).

2.	Significant Accounting Policies

Basis of Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

Investment Valuation – Investments in Underlying Funds

The Master Fund values interests in the Underlying Funds at fair value, which ordinarily is the value determined by their respective investment managers, in accordance with procedures established by the Board. Investments in Underlying Funds are subject to the terms of the Underlying Funds’ offering documents. Valuations of the Underlying Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Underlying Funds’ managers as required by the Underlying Funds’ offering documents. If the Investment Manager determines that the most recent value reported by the Underlying Fund does not represent fair value or if the Underlying Fund fails to report a value to the Master Fund, a fair value determination is made under procedures established by and under the general supervision of the Board. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.  There were no instances of this occurring at  anytime throughout the period ended June 30, 2010.  Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

Master Fund’s net assets if the judgments of the Board, the Investment Manager or investment advisor to the Underlying Fund should prove incorrect.  Investment advisors to the Underlying Funds only provide determinations of the net asset values of Underlying Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Master Fund more frequently.  The interests in the Underlying Funds in which the Master Fund invests or plans to invest are generally illiquid.  The Master Fund may not be able to dispose of Underlying Fund interests that it has purchased.  As of June 30, 2010, these investments represented approximately 95.2% of the net assets of the Master Fund.

The Master Fund also invests excess cash in the Federated Treasury Obligations Fund, an open-end money market fund which is valued at fair value based upon the net assets of the fund.

In accordance with GAAP, fair value is defined as the price that the Master Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP follows a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – Quoted prices in active markets for identical investments
•	Level 2 – Other significant observable inputs (including, but not limited to quoted prices for similar investments, interest rates, prepayment speeds, or credit risk).
•	Level 3 – Significant unobservable inputs (including the Master Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Investment Valuation – Investments in Underlying Funds (continued)

The following is a summary of the inputs used as of June 30, 2010 in valuing the Master Fund’s investments carried at value:

Investments
in
Valuation Inputs	Securities
Level 1 – Quoted Prices	$3,383,300
Level 2 – Other Significant Observable Inputs	39,941,288
Level 3 – Significant Unobservable Inputs	—

Total	$43,324,588

In January 2010, the FASB issued Accounting Standards Update No. 2010-06 (“ASU 2010-06”) Improving  Disclosures about Fair Value Measurements, which among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items as gross basis rather than on a net basis), and which clarifies existing disclosure requirements, provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy.  ASU 2010-06 is effective for the interim and annual periods beginning December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3  fair value measurements (which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years).  The impact on the Master Fund’s financial statement disclosures, if any, is currently being assessed.

Net Asset Valuation

The Master Fund will calculate the net asset value per Unit in U.S. dollars as determined as of the close of business of the New York Stock Exchange, (generally 4:00 p.m. Eastern Time) on the last business day of each Allocation Period (as defined in Note 3), unless the calculation of the net asset value has been suspended.  The net asset value for the Master Fund is comprised of the net asset value of the Underlying Funds in which the Master Fund invests, less the expenses and liabilities.

Investment Transactions and related Investment Income

Investment transactions are accounted for on a trade-date basis.  Realized gains and losses on investment transactions are recorded on an identified-cost basis. Interest is recognized on the accrual basis.  Dividends are recognized on the ex-dividend date.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Master Fund Level Expenses

The Investment Manager had agreed to reimburse certain expenses (other than the Management Fee) to the extent those other expenses exceed 0.15% per annum of average net assets through April 30, 2007.  As of June 30, 2010, the remaining receivable from the Investment Manager associated with this expense reimbursement totaled $55,334. The Investment Manager has entered into an agreement with the Master Fund’s Board to repay the outstanding receivable due to expense reimbursement by December 31, 2011, if not sooner. The receivable occurred principally as a result of a one time accrual required to settle the final payments due to the Master Fund's former administrator.

Income Taxes

The Master Fund is treated as a partnership for Federal income tax purposes and therefore is not subject to Federal income tax. For income tax purposes, each person who has purchased interests in the Master Fund (each a “Member”, together the “Members”) will be treated as a partner of the Master Fund and, as such, will be taxed upon its distributive share of each item of the Master Fund’s income, gain, loss, deductions and credits for each taxable year of the Master Fund ending with or within each Member’s taxable year.

In accordance with GAAP, the Investment Manager is required to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized could result in the Master Fund recording a tax liability that would reduce net assets.  This policy also provides guidance on thresholds, measurement, de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition that is intended to provide better financial statement comparability among different entities.  It must be applied to all existing tax positions upon initial adoption and the cumulative effect, if any, is to be reported as an adjustment to net assets as of January 1, 2010.  Based on its analysis, the Investment Manager has determined that the adoption of this policy did not have a material impact on the Master Fund’s financial statements upon adoption. However, the Investment Manager’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof.  The Master Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in portfolio maintenance fees, if assessed.  No interest expense or penalties have been assessed for the period ended June 30, 2010.

The Master Fund files U.S. federal as well as Pennsylvania and New Jersey state tax returns.  No income tax returns are currently under examination.  The Master Fund’s U.S. federal tax and state returns remain open for examination for the years ended December 31, 2006 through December 31, 2009.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Cash

The Master Fund maintains a demand deposit account at UMB Bank, N.A. for the purpose of managing contribution and withdrawal cash flows and for paying expenses.  Such cash, at times, may exceed federally insured limits.   The Master Fund has not experienced any such losses nor does it believe it is exposed to any significant credit risk.  At June 30, 2010, the Master Fund held $1,475,000 in this account and it is included on the Statement of Assets, Liabilities and Members’ Capital.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from these estimates.

3.	Allocation of Members’ Capital Account

The Master Fund maintains a separate capital account for each Member that has an opening balance equal to the sum of the net asset value of the total number of Units owned by such Member. Net profits or net losses of the Master Fund for each Allocation Period (as defined below) will be allocated among and credited to or debited against the capital accounts of the Members. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month, (2) the last day of each taxable year, (3) the day preceding each day on which Units are purchased, (4) the day on which Units are repurchased, or (5) the day on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

4.	Management Fee, Related Party Transactions and Other

Pursuant to the Investment Management Agreement, the Investment Manager will be entitled to receive an annual management fee (the “Management Fee”). The base Management Fee is currently equal to 1.50% of the Master Fund’s net assets and is subject to a performance adjustment based on the Master Fund’s rolling twelve-month return. If a performance adjustment occurs, the Management Fee will be reduced to 1.00% per annum.  For the period ended June 30, 2010, the Master Fund expensed Investment  Manager  fees  totaling  $291,805  as  disclosed  on  the  Statement  of Operations, of which $36,555 was payable to the Investment Manager at June 30, 2010. Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the Investment Company Act, receives a $2,500 fee for each meeting attended in person and a $500 fee for each meeting attended by telephone. All directors are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties. In addition, the Master Fund’s Chief Compliance Officer received $20,000 for services rendered in 2010, which is included as a component of Board of Directors’ and officer’s fees in the accompanying Statement of Operations.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

5.	Other Service Providers

Pinnacle Fund Administration LLC (“Pinnacle”) serves as administrator and accounting agent to the Master Fund.  In this capacity, Pinnacle provides certain accounting, record keeping and investor related services. The Master Fund pays a fee based on the percentage of its net assets, subject to a monthly minimum amount.  UMB Bank (“UMB”) serves as the Master Fund’s custodian for which UMB is paid a fee based on the market value of the Underlying Funds plus transaction charges.

6.	Investment Transactions

Total purchases of Underlying Funds for the period ended June 30, 2010, amounted to $11,000,000. Total proceeds from redemptions of Underlying Funds for the period ended June 30, 2010, amounted to $2,964,622. The cost of investments in Underlying Funds for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Underlying Funds when known. The Master Fund has not received information from the Underlying Funds as to the amounts of taxable income allocated to the Master Fund as of June 30, 2010.

7.	Risk Factors

An investment in the Master Fund involves significant risks that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of unregistered investment companies. These investments will generally be restricted securities that are subject to substantial holding periods and are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. No guarantee or representation is made that the investment objective will be met.

8.	Underlying Funds

The following is a summary of the investment objectives and liquidity provisions of the Underlying Funds.

Akahi Fund, L.P. seeks to achieve superior risk adjusted returns by employing a fundamental, small cap, long/short equity strategy. This Underlying Fund maintains a low net exposure, usually +/- 5%, although they may go to +/- 20%. This Underlying Fund overlays its stock selection with rigorous risk controls to assure that they remain within their stated exposure levels. With at least 30 days written notice a limited partner may withdraw all or a part of their capital account balance as of the last day of any fiscal quarter that occurs on or after the day preceding the first anniversary of such limited partner’s admission to the partnership.

Bluefin Investors, L.P. seeks to achieve high risk adjusted returns through investing in small and mid-cap equities that have been overlooked by the investment community. This Underlying Fund manages long and short exposure to preserve capital during periods of market stress. The fund has no lock-up but has a 3% redemption fee for withdrawals made in the first year. The fund allows for quarterly redemptions with 35 days notice.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8.	Underlying Funds (continued)

Brightfield Partners, L.P. seeks to achieve superior long-term rates of return primarily through investments in publicly traded U.S. equities in the technology sector. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

Castine Partners, L.P. seeks to achieve long-term capital appreciation through investment primarily in publicly traded equity securities of United States financial institutions. This Underlying Fund allows for withdrawals on June 30 and December 31 upon 45 days prior notice, after one year has elapsed since initial investment.

CCI Healthcare Partners, L.P. seeks to maximize investment returns over the short and long terms, while attempting to minimize risk.  This Underlying Fund pursues this objective by investing primarily in publicly traded common stocks and other equity related securities of companies engaged in the healthcare and life science sector (e.g., pharmaceuticals, biotechnology, genomics, medical technology, specialty pharmaceuticals, hospital services and other health services). This Underlying Fund allows for quarterly redemptions upon 45 days prior notice, after one year has elapsed since initial investment.

Cooper Creek Partners LLC seeks to achieve absolute capital appreciation with an emphasis on capital preservation by pursuing a long/short, value-oriented, catalyst driven investment strategy. This Underlying Fund invests in a concentrated portfolio consisting primarily of listed small-capitalization and mid-capitalization equity securities (market capitalization of $500 million to $10 billion) of U.S. issuers, and to a limited extent, issuers in Canada and developed markets in Western Europe. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

Federated Treasury Obligations Fund is a U.S. open-end money market fund. This Underlying Fund’s objective is to provide current income consistent with the stability of principle.  The fund invests primarily in a portfolio of short-term U.S. Treasury securities which include repurchase agreements collateralized fully by U.S. Treasury securities and has daily liquidity.

Harpswell Capital Partners, L.P. is a market neutral equity fund that invests primarily in the energy and utility sectors. This Underlying Fund seeks to provide attractive risk-adjusted returns while actively managing exposure to commodities as well as other risk factors. Harpswell utilizes fundamental analysis and places great emphasis on capital preservation. This Underlying Fund allows for quarterly redemptions with 30 days notice after one year has elapsed since the initial investment.

JetStream Global Institutional Fund, L.P. seeks to achieve growth of capital through investments in common stocks. This Underlying Fund allows for quarterly redemptions upon 30 days prior notice, after one year has elapsed since initial investment.

Lightbox Partners LP seeks to earn significant risk adjusted returns by investing and trading in securities and other financial instruments consisting primarily of publicly-traded stocks, index futures, options and related instruments. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

8.	Underlying Funds (continued)

Prince Street Fund LP seeks to achieve capital appreciation through superior investment returns on a long-term compound basis (5-10 years) while minimizing correlation with the U.S. market. This Underlying Fund invests using long and short investment strategies in emerging and frontier markets. This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

Rivanna Partners, L.P. is a "bottom-up" long/short U.S. equities fund.  This Underlying Fund focuses on a broad range of industries including technology, industrial products, consumer products and services, energy and natural resources.  The fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

Sonterra Capital Partners, LP seeks to achieve significant risk adjusted returns which are largely uncorrelated with the overall market and not subject to systematic risks. This Underlying Fund intends to accomplish this objective through the use of a hedged strategy which limits the overall net market exposure while also emphasizing the use of shorts primarily for alpha generation. This Underlying Fund allows for monthly redemptions with 30 days notice.

STG Capital Partners (QP), L.P. seeks to maximize returns while preserving capital primarily by investing in U.S. equities with a focus on the technology sector. This Underlying Fund generally maintains a low net exposure to the overall market. The Underlying Fund has a one year lock-up on new investments and quarterly redemptions with 30 days notice.

Tessera QP Fund, L.P. seeks to achieve capital appreciation through investments in securities. This Underlying Fund will utilize a range of investment strategies, including investing in publicly-traded equity securities, both long and short, as well as equity-related securities, including options and exchange traded funds (ETFs). This Underlying Fund allows for quarterly redemptions with 45 days notice after one year has elapsed since the initial investment.

Tiedemann/Falconer Partners, L.P. seeks to maximize absolute returns through investing both long and short in U.S. common equities, option contracts tied to such equities, exchange traded funds and American Depository Receipts. This Underlying Fund allows for quarterly redemptions upon 45 days prior notice.

9.	Redemptions and Repurchase of Units and Distributions

With very limited exceptions, as outlined in the Master Fund’s Private Placement Memorandum, units are not transferable. No Member or other person holding a Unit will have the right to require the Master Fund to redeem that Unit or a portion thereof. There is no public market for the Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of the repurchase of Units by the Master Fund.

The Board may, from time to time and in their sole discretion, cause the Master Fund to repurchase Units from Members pursuant to written tenders by Members at such times and on such terms and conditions

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

9.	Redemptions and Repurchase of Units and Distributions (continued)

as established by the Board. In determining whether the Master Fund should offer to repurchase Units, the Board will consider the recommendation of the Investment Manager. The Investment Manager expects that it will generally recommend to the Board that the Master Fund offer to repurchase Units from Members four times each year, effective March 31, June 30, September 30 and December 31, although the Board may determine to authorize fewer repurchase offers.

The Master Fund does not intend to distribute to the Members any of the Master Fund’s income, but intends to reinvest substantially all income and gains allocable to the Members. A Member may therefore be allocated income and gains taxable for Federal, state and local income tax purposes and not receive any cash distribution.

10.	Capital Stock Transactions

Transactions in Units are as follows:

	For the Period ended June 30, 2010	For the Year ended December 31, 2009
Number of Units issued	863,265	615,760
Number of Units redeemed	(520,654)	(776,461)
Net increase / (decrease) in Units outstanding	342,611	(160,701)
Units outstanding, beginning	2,523,531	2,684,232
Units outstanding, end	2,866,142	2,523,531

On June 30, 2010, three members held approximately 77% of the outstanding Units of the Master Fund. Some of the members are comprised of affiliated feeder funds, which are themselves owned by several shareholders.

11.	Guarantees

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no material events that would require disclosure in the Master Fund’s financial statement through this date.

ACP Strategic Opportunities Fund II, LLC

Notes to Financial Statements

12.	Subsequent Events (continued)

For the period from July 1, 2010 through August 15, 2010, the Members contributed $10,130,000 to the Master Fund, of which $1,560,000 was received prior to June 30, 2010.

ACP Strategic Opportunities Fund II, LLC

Other Information (unaudited)

Proxy Voting Information

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund’s record of actual proxy votes cast during the most recent 12-month period ended June 30th is available on the SEC’s website at www.sec.gov and may be obtained at no additional charge by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Availability of Quarterly Portfolio Schedules

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.  The Master Fund’s Form N-Q is also available from the Master Fund, without charge and upon request, by calling collect 610-688-4180 or writing to ACP Strategic Opportunities Fund II, LLC, 150 N. Radnor Chester Rd., Suite C-220, Radnor, PA 19087.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ACP Strategic Opportunities Fund II, LLC

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer (principal executive officer and principal financial officer)
Date	8/18/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer (principal executive officer and principal financial officer)
Date	8/18/2010

* Print the name and title of each signing officer under his or her signature.

Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act

I, Gary E. Shugrue, certify that:

1.	I have reviewed this report on Form N-CSR of ACP Strategic Opportunities Fund II, LLC;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a)
Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)
Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d)
Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:	8/18/2010	/s/ Gary E. Shugrue
Gary E. Shugrue, President, Chief Investment Officer and Chief Financial Officer (principal executive officer and principal financial officer)